Cooperative Agreement Between The Hanzhong Geological Brigade of
       Bureau of Geology & Mineral Exploration of Shaanxi Province, China,
                         And Dragon Gold Resources Inc.

Party  A:  The  Hanzhong  Geological  Brigade,   Bureau  of  Geology  &  Mineral
Exploration of Shaanxi Province, China,

Party B: Dragon Gold Resources Inc.

Through friendly negotiation both parties agree on the following principle terms regarding the matters of gold and other minerals exploration and development in Hanzhong, Shaanxi Province.

1. Party A and Party B will form a Sino-Foreign cooperative joint venture company (the "JV Company") to carry out exploration and development in the exploration permit area owned by Party A (the "Cooperative Area", see Appendix "The Name, Area, and Permit Number of Exploration Area"). Upon the JV Company discovering and proving commercially viable deposit(s), the JV Company will proceed to develop the deposits.

2. Investment in the JV Company will be carried out in two stages. The first stage is the exploration phase. The second stage shall be entering development phase.

3. The Parties' respective contributions to and ownerships in the JV Company are as follows: During the first phase, Party A will, as its cooperative condition, contribute to the JV Company the Exploration Permits owned by Party A and its exploration findings (to be valued); and Party B will make cash contributions to the JV Company.

4. During the second phase, Party B will contribute further development capitals to the JV Company to increase its interest in the JV Company and Party A's ownership in the JV Company shall be reduced accordingly. Total capitals for the development will be determined by the Feasibility Study Report.

5. Immediately after signing this document, Party B will send its geologist and other professionals to Hanzhong to review and analyses the geological data provided by Party A. Party A should provide to Party B the data and other information related to the properties, so as to enable Party B to conduct its due diligent study. Party B shall keep confidential all received geological information and shall be fully responsible for the damage caused by leaking the information. If necessary, Party A will help Party B to conduct field investigation, and Party B will bear all the cost.

6. After both Parties identified the Cooperative areas for geological exploration, a Sino-Foreign Joint Venture Company will be formed by both Parties to conduct the explorations and development.

7. Both parties will jointly select an exploration permits valuation agent to appraise the value of the data, information and the Exploration Permits owned by Party A or to be owned by Party A and then to file with Ministry of Land and Resources for confirmation. The value will be the input for Party A to the JV Company, therefore to become Party A's portion of equity interest in the JV Company.

8. Board Directors of Joint Venture Company: (1) The Board of Directors of JV Company will have 7 Directors, Four appointed by Party B and three appointed by Party A. The Chairman is appointed by Party B and Vice Chairman by Party A. (2) The General Manager nominated by Party B and Deputy-General Manager nominated by Party A will be appointed by the Board of Directors and will be responsible for the daily operation of the JV Company.

9. Right of First Refusal: Should either Party (a "vending Party") choose to sell, transfer, or otherwise dispose of all or any portion of its interests in the JV Company, it must first offer such interest (the "Offered Interest") to the other Party ("Other Party"). The Other Party must reply to the Vending Party within 30 days after receipt of the offer. If the Other Party does not intend to increase its interest in the JV Company, the Bending Party may transfer its Offered Interest within 90 days to a third party but terms and conditions shall not be more favorable than the offer to the Other Party. Should the Vending Party be unable to transfer its Offered Interest in the JV Company within 90 days and alters terms and conditions of transferring, the Vending Party must again comply with above provision and offer it again to the Other Party.

10.      The term of the cooperation is 30 years.

11. Final Contract: The Parties acknowledge that this agreement contains only the principle terms and conditions of the final contract. Other matters and issues shall be determined in the final contract. The final joint venture contract shall cover the general terms and conditions of a commercial contract.

12. Dragon Gold Resources Inc. has the right to transfer its duties and rights in this agreement to a third party.

13. After 60 days since signing this agreement, if Party B does not fulfill the terms in this agreement, Part A has the right to select other investment partners.

This agreement has become effective since March 15, 2005, and shall be fulfilled by both Parties.

This agreement is duly signed by both parties' representatives on the date of March 15, 2005.

Party A                  The Hanzhong Geological         Party B               Dragon Gold Resources Inc.
                         Brigade of the Bureau of
                         Geology & Mineral Exploration
                         of Shaanxi

Representative                                        Representative

Date                   2005-3-15                       Date:                 2005-3-15



                  Appendix: The Name, Area and Exploration Permit Number

--------- ------------------------------------------------------------------------ -------- -----------------
No.       Name of Cooperative Area                                                  Area         Permit #
                                                                                   (km2)

--------- ------------------------------------------------------------------------ -------- -----------------
1         Diping Gold Deposit Exploration, Mian County                             44.5
--------- ------------------------------------------------------------------------ -------- -----------------
--------- ------------------------------------------------------------------------ -------- -----------------
2         Yanfanggou - Fuyeba Gold Deposit Exploration, Mian County                44.89
--------- ------------------------------------------------------------------------ -------- -----------------
--------- ------------------------------------------------------------------------ -------- -----------------
3         Donggou - Zhakoushi Silver-Stibium Deposit Exploration, Liuba County     21.62    6100000420362
--------- ------------------------------------------------------------------------ -------- -----------------
--------- ------------------------------------------------------------------------ -------- -----------------
4         Hongshigou Copper-Gold Exploration, Ningqiang Conuty                     17.61    6100000430034
--------- ------------------------------------------------------------------------ -------- -----------------
--------- ------------------------------------------------------------------------ -------- -----------------
5         Ningqiang Xingchang Copper-Gold Exploration, Ningqiang County            27.01    6100000430031
--------- ------------------------------------------------------------------------ -------- -----------------
--------- ------------------------------------------------------------------------ -------- -----------------
6         Detailed Exploration of the Mingyagou Block of the Tiehe Graphite        3.76     6100000420380
          Deposit, Yangxian County
--------- ------------------------------------------------------------------------ -------- -----------------
--------- ------------------------------------------------------------------------ -------- -----------------
7         Detailed Exploration of the Daangou Block of the Tiehe Graphite          5.37     6100000420381
          Deposit, Yangxian County
--------- ------------------------------------------------------------------------ -------- -----------------

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